Phoenix Life Variable Universal Life Account Phoenix Executive VUL®	PHLVIC Variable Universal Life Account Phoenix Executive VUL®

Supplement to Prospectuses

This supplement should be read with the December 1, 2008 prospectuses for the above variable life products.

❖	The last sentence of the subsection of “Charges and Deductions” entitled “Monthly Administrative Charge,” page 10, is deleted and replaced with the following:

We reserve the right to charge up to $20.00 per month.

❖	The second sentence of enumerated paragraph “3” of the subsection of “Policy Face Amount and Death Benefit” entitled “Death Benefit Options and Minimum Death Benefit,” page 17, is deleted and replaced with the following:

The Death Benefit Option C Increase Amount is equal to total premiums paid less total withdrawals, each accumulated at an annual effective rate equal to the Death Benefit Option C Interest Rate shown on your policy’s specification pages.

Date: January 22, 2009	Keep this supplement for future reference.

TF1048